Manhattan Pharmaceuticals, Inc.

Pipeline Update

Wednesday, October 3, 2007

AMEX: MHA

Safe Harbor Statement

The statements made in this presentation that are not historical are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the expectations, beliefs, intentions or strategies regarding the future. We use words such as we "expect," "anticipate," "believe," and "intend" and similar expressions to identify forward-looking statements. In particular, we make forward-looking statements about future events and financial performance, including statements about the following:

- Our product development efforts
- Anticipated operating losses and capital
- Anticipated regulatory filing dates and clinical trial initiation dates
- Our estimates regarding our capital requirements and our needs for additional financing
- Our estimates for future revenues and profitability
- Our selection and licensing of product candidates
- Our ability to attract partners and other collaborators with acceptable development, regulatory, commercialization expertise
- The benefits to be derived from corporate collaborations, license agreements and other collaborative efforts, including those relating to the development and commercialization of our product candidates
- Sources of revenues and anticipated revenues, including contributions from corporation collaborations, license agreements and other collaborative efforts for the development and commercialization of our product candidates, and the continued viability and duration of those agreements and efforts

A number of important factors could, individually or in the aggregate, cause actual results to differ materially from those expressed or implied in any forward-looking statements. Such factors include, but are not limited to, the following: our lack of significant revenues and profitability; our need for additional capital; the results of clinical trials of our product candidates; our ability to successfully commercialize our technologies; our ability to obtain various regulatory approvals; the illiquidity and volatility of our common stock, and the other "Risk Factors" identified in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006.

Pipeline

	Product	Indication	Stage
Dermatology	Topical PTH (1-34)	Psoriasis	Phase 1/2
	Altoderm™	Atopic Dermatitis (eczema) Pruritus	Pre-IND (US)
	Hedrin™	Head lice	Pre-IND (US)
Immunology	Altolyn™	Mastocytosis and possibly food allergy, and IBS	Pre-IND

Manhattan Pharmaceuticals, Inc.

Topical PTH (1-34) for Psoriasis

Update

Expect to initiate Phase 2a in 4Q07

- Improved formulation developed and tested
- Corporate IND accepted at FDA
- Clinical material manufactured
- Clinical sites identified and secured
- Central IRB approval obtained

Next steps:

- Local IRB approvals
- Commence patient recruitment and dosing

Topical PTH (1-34) Phase 2a Study Design

Objective:

Safety and preliminary efficacy

Study design:

US, multi-center, randomized, double-blind, vehicle*-controlled, parallel comparison study

Methods:

- 54 subjects
- 8 weeks
- 1:1:1 randomization; 2 doses levels of PTH compared to vehicle

*Vehicle = Topical PTH (1-34) without active ingredient

Topical PTH (1-34) for Psoriasis

Market need

- 4.5 million Americans suffer from psoriasis[1] and 1-3% of the world population
- Topical psoriasis market ≈ $400-500 million
- Topical therapy is the foundation for treatment
- Available therapies are limited by tachyphylaxis, toxicity, limited efficacy, irritation
- Active ingredient is approved in Forteo® (Lilly); an injectable for osteoporosis

1. National Psoriasis Foundation

Topical PTH (1-34): Phase 1/2 Results

Double-blind, placebo-controlled


H

Baseline


J

8 weeks


L

End of Open Label Trial


A
Scaling
% Improvement
100
80
60
40
20
0
*
Placebo
PTH(1-34)
B
Erythema
% Improvement
80
60
40
20
0
**
Placebo
PTH(1-34)
C
Induration
% Improvement
100
80
60
40
20
0
***
Placebo
PTH(1-34)
D
Global Improvement
% Improvement
80
60
40
20
0
***
Placebo
PTH(1-34)

(n = 15)

*P<0.001
**P<0.002
***P<0.0005

- >67% global improvement
- 60% of patients demonstrated complete lesion clearance
- Histologic changes support clinical improvement
- Very well tolerated; no allergic reaction or significant irritation

Source: Holick, MF, Br J Dermatol. 2003 Aug;149(2):370-6

Manhattan Pharmaceuticals, Inc.

Topical PTH (1-34): Mechanism of Action


H
Baseline


J
8 weeks


L
End of Open Label Trial

Normal skin

- Skin cell turnover = ~28 days
- PTHrp is present
  - "Off switch" or inhibitor of skin cell growth
  - Promotes skin cell differentiation
- Skin cells carry receptors for PTHrp

Psoriasis

- Skin cell turnover = ~7 days
- PTHrp *not present*
  - Hyperproliferation
  - Poor skin cell differentiation
  - Psoriasis lesions
- Topical PTH (1-34) binds to the same receptors

Topical PTH (1-34) normalizes skin cell turnover

Source: Holick, MF, Br J Dermatol. 2003 Aug;149(2):370-6

Altoderm™ for Atopic Dermatitis

Update

- Preliminary results received from second European Phase 3 study (EUR-02)
- Pre-IND package being prepared
- US formulation patent issued
- Clinical trial supply available and ready


alto
derm
alto
derm

Next steps:

- Request FDA pre-IND meeting
- US clinical trials will be required
- Possible joint study with Thornton & Ross

Altoderm™ for Atopic Dermatitis

Overview

- Cromolyn sodium, the active ingredient, widely used by physicians for 35+ years
- Well established safety profile, including pediatric use
- Market opportunity for topical foundation therapy
- This product is in Phase 3 in Europe – 1 study has been completed (EUR-01) and 1 study is ongoing (EUR-02)
- North American rights


alto
derm
alto
derm

Manhattan Pharmaceuticals, Inc.

Altoderm™ for Atopic Dermatitis

Market need

- 15 million Americans suffer from atopic dermatitis, or "eczema"[1]
- US insurance companies spend $1 billion per year on the condition[1]
- 20% of infants and young children experience symptoms of atopic dermatitis[1]
- 60% of these continue to experience symptoms in adulthood[1]


alto
derm

1. *National Institutes of Health*

Altoderm™ European Phase 3 results (EUR-01)

36% reduction in SCORAD[1]



SCORAD²
0
-2
-4
-6
-8
-10
-12
-14
Placebo
Altoderm
-20%
-36%
*
0 2 4 6 8 10 12
Time (weeks)

(n = 114) * p<0.05

>30% reduction in use of topical steroids



Baseline vs. Days 8-84
0%
-5%
-10%
-15%
-20%
-25%
-30%
-35%
-40%
% Reduction
*
Placebo
Altoderm

*p<0.05

1. Stainer R, et al. *Br J Dermatol.* 2005 Feb;152(2):334-41
2. SCORAD = SCORing Atopic Dermatitis

Manhattan Pharmaceuticals, Inc.

Altoderm™ Phase 3 Results for Pruritus (EUR-01)

Altoderm-treated subjects had >50% improvement in itching


Visit
1
2
3
4
5
6
0%
-10%
-20%
-30%
-40%
-50%
-60%
% Reduction
*
*
-32%
-57%
Placebo (n=56)
Altoderm (n=58)
*p<0.05

Further internal analysis of data published in:
Stainer R, et al. *Br J Dermatol.* 2005 Feb;152(2):334-41

Altoderm™ European Phase 3 Results (EUR-01)

"These results show a clinically useful benefit of this sodium cromoglicate lotion in children with moderately severe atopic dermatitis."

-- Stainer R, et al Br J Dermatol. 2005 Feb;152(2):334-41

Altoderm™ European Phase 3 Study (EUR-02)

Objective:

Safety, efficacy, steroid sparing properties

Study design:

Multi-center, randomized, double-blind, vehicle* controlled, parallel group study of subjects aged 1 to 12 years with atopic dermatitis

Methods:

- 177 subjects
- 12 weeks blinded, then 52 weeks open label
- 2:1 randomization; 1 dose level of Altoderm compared to vehicle

*Vehicle = Altoderm without active ingredient, cromolyn sodium

Altoderm™ European Phase 3 Results (EUR-02)

Blinded portion results – 12 weeks (n=177)

- Altoderm was safe and well tolerated
- Altoderm treated subjects experienced a 33.1% improvement in SCORAD from baseline; consistent with EUR-01
- Vehicle only treated subjects experienced similar improvement; not consistent with EUR-01
- Altoderm improvement not statistically significant from vehicle comparator

Altoderm™ European Phase 3 Results (EUR-02)

Preliminary open label results - 24 weeks (n=157)

- Vehicle only treated subjects showed further marked improvement in SCORAD when switched to Altoderm

- Safety further confirmed

Altoderm™ European Phase 3 Results (EUR-02)

Comments re: inconclusive results

- Deficiencies in study design
  - Uncontrolled use of topical steroids, immuno-modulators, and other therapies in both treatment arms
  - No upper limit on SCORAD for inclusion; more severe patients in EUR-02
- Deficiencies in study execution
  - Documentation of concomitant therapy was not properly collected

Altoderm™ European Phase 3 Results

Meta analysis of Pruritus (itching) in EUR-01 & EUR-02

Overall mean change in pruritis (itching) from baseline:

(n=285)	VAS score	% change
Altoderm	-2.4	-39.6%
Vehicle	-1.8	-29.4%

The difference being statistically significant (p=0.03)

Altoderm has an overall significant effect on pruritus

Altoderm™ European Phase 3 Results

Conclusions

- Safe and well tolerated (n=291)
- Demonstrated 36% improvement in atopic dermatitis symptoms, with 50% improvement in pruritus, and >30% reduction in topical steroid use
- Altoderm treated subjects experienced consistent SCORAD improvements in each study
- EUR-02 efficacy results vs. vehicle inconclusive in blinded portion; significant improvement in open label

Altoderm™ Strategy

Next steps

- Both companies committed to continuing clinical development
- MHA and Thornton & Ross to collaborate on a new clinical study to further clarify efficacy
- Data to be submitted to European and US regulatory agencies
- MHA to pursue US Phase 2 program with a focus on pruritus in atopic dermatitis (eczema) and other pruritic conditions

Hedrin™ for Head Lice

Overview

- Novel, odorless, non-insecticide treatment
- Kills lice by asphyxiation rather than CNS toxicity
- Avoids insecticide resistance
- No combing
- Unique formulation with ingredients used extensively in cosmetics and toiletries
- US patent pending
- North American rights

6-12 million Americans are infested with head lice each year, esp. pre-school and elementary age children and their families.

-- American Academy of Pediatrics

Hedrin™ Phase 3 Results

Randomized, controlled, equivalence study (n = 253)

Hedrin clinically equivalent to phenothrin in curing head lice infestation



100%
80%
60%
40%
20%
0%
70%
75%
Hedrin
phenothrin

Significantly less irritation



10%
8%
6%
4%
2%
0%
2%
9%
Hedrin
phenothrin

1. Burgess I, et al. BMJ. 2005 Jun 18;330(7505):1423

Hedrin™ for Head Lice

Conclusions


Hedrin
Hedrin

- Clinically equivalent to common insecticide treatment
- Avoids insecticide resistance
- Less irritating
- Not absorbed transdermally
- Kills lice insect and lice eggs
- May provide a treatment alternative to those with safety concerns about insecticides
- No need for laborious combing

"It seems reasonable to regard Hedrin as a first alternative to malathion, permethrin or phenothrin, particularly for parents or patients who do not wish to use conventional insecticides."

-- Drug & Therapeutics Bulletin (July 2007)

Worldwide Head Lice Market



North America: $240m
Europe: $233m
Asia: $28m
Mexico & Central America: $16m
Africa: $5m
South America: $72m
Australia & New Zealand: $24m

Source: IMS MIDAS

Hedrin™ European Market Performance

From launch to brand leader in 6 months



Hedrin
4% LOTION
A new way to eradicate head lice
Skin friendly
Odourless
Easy to apply
No organo-phosphates
150ml

Hedrin™ UK Market Share

Share of Licensed Head Lice Market 40%


IRI Licensed Headlice Market 52 weeks ending April
£16,000,000
£14,000,000
£12,000,000
£10,000,000
£8,000,000
£6,000,000
£4,000,000
£2,000,000
£-
£14,513
26%
21%
8%
2%
42%
£11,009
2%
26%
22%
8%
3%
39%
+19%
£13,127
40%
19%
13%
5%
1%
21%
52 w/e 23 Apr, 05
52 w/e 22 Apr, 06
52 w/e 21 Apr, 07
Hedrin
Lyclear Medicine
Quellada M
Derbac
Prioderm
Suleo
Full Marks Medicine

Source: Thornton & Ross Limited

Hedrin™ UK Market Share

Share of Total Head Lice Market 23%


IRI Total Headlice Market 52 weeks ending April
+21%
£25,000,000
£20,000,000
£15,000,000
£10,000,000
£5,000,000
£-
£20,800
£19,462
£23,536
18%
1%
15%
5%
2%
30%
30%
1%
15%
12%
4%
1%
15%
22%
28%
23%
3%
10%
7%
3%
1%
14%
12%
26%
52 w/e 23 Apr, 05
52 w/e 22 Apr, 06
52 w/e 21 Apr, 07
Hedrin
Lyclear Spray
Lyclear Medicine
Quellada M
Derbac
Prioderm
Suleo
Full Marks Solution
Full Marks Medicine
All Others

Source: Thornton & Ross Limited

Manhattan Pharmaceuticals, Inc.

Hedrin™ Market Highlights

- 21% share of Western Europe after 12 months ($45.6M in sales)
- Forecast 25% market share by 2008
- UK market leader with 23% share ($11M in sales)
- Market leader in Denmark (49% share) and France (21% share)
- Sweden, Italy, and Spain launched 2007
- Germany and Greece launching presently
- Two publications re: superiority vs. malathion and 'ovicidal' claims to be published soon
- 14 European marketing awards

Altolyn™ for Mastocytosis

Update

- Pursuing 505(b)2 and/or orphan drug indication
- Working with Thornton & Ross and UK manufacturer to develop GMP compliant manufacturing process

Next steps:

- Request Pre-IND meeting with FDA
- Submit Pre-IND package to FDA
- Obtain FDA agreement for 505b2/orphan

Altolyn™ for Mastocytosis

Cromolyn sodium oral tablet

- Site specific formulation releases drug at the purported site of action – the upper part of the small intestine
- Gastrocrom® (cromolyn sodium oral liquid solution) approved in the US to treat mastocytosis
- North American rights

Market need

- Rare but serious disorder that affects both children and adults
- Cromolyn sodium widely used, well established safety profile
- US Gastrocrom® sales have increased ~40% since 2005

Altolyn™ for Other Immunological and GI Disorders

Food allergy, irritable bowel syndrome, and other GI functional disorders

- Site specific formulation may be useful to treat other mast cell related disorders
- Early UK clinical experience suggests promising activity in patients with these conditions

Market need

- 2.7 million American adults suffer from food allergies (~1% of the US population)[1]
- Cromolyn sodium used for 35+ years to treat various allergic conditions
- Nalcrom® approved for food allergy in UK and Europe

1. *National Women's Health and Information Center (NWHIC)*

Manhattan Pharmaceuticals, Inc.

www.manhattanpharma.com

AMEX: MHA